Exhibit 1

AGREEMENT

This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of Common Stock of Analysts International Corporation is being filed on behalf of each of the entities names below.  This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: June 30, 2003	Winmark Corporation

	By:	/s/ John L. Morgan
		Title:	CEO

Rush River Group, LLC

	By:	/s/ Kirk A. MacKenzie
		Title:	Member

/s/ John L. Morgan
John L. Morgan

/s/ Kirk A. MacKenzie
Kirk A. MacKenzie

/s/ Jack A. Norqual
Jack A. Norqual

Signature

After reasonable inquiry and to the best of its or his knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: June 30, 2003	Winmark Corporation

	By:	/s/ John L. Morgan
		Title:	CEO

Rush River Group, LLC

	By:	/s/ Kirk A. MacKenzie
		Title:	Member

/s/ John L. Morgan
John L. Morgan

/s/ Kirk A. MacKenzie
Kirk A. MacKenzie

/s/ Jack A. Norqual
Jack A. Norqual

SCHEDULE I

WINMARK CORPORATION DIRECTORS

Name	Business Address	Principal Occupation
John L. Morgan	4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422-4837	Chairman and Chief Executive Officer of Winmark Corporation
Stephen M. Briggs	4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422-4837	President and Chief Operating Officer of Winmark Corporation
William D. Dunlap	4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422-4837	Chairman of Campbell Mithun LLC
Jenele C. Grassle	4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422-4837	Vice President of Merchandising of Wilson’s Leather
Kirk A. MacKenzie	4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422-4837	Vice Chairman of Winmark Corporation, Private Investor and Member of Rush River Group, LLC
Paul C. Reyelts	4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422-4837	Senior Vice President of Finance and Chief Financial Officer of the Valspar Corporation
Mark L. Wilson	4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422-4837	President of Weisman Enterprises, Inc.

The business address of the officers listed below is: 4200 Dahlberg Drive, Suite 100, Minneapolis, Minnesota 55422-4837.

WINMARK CORPORATION OFFICERS

Name	Position with Winmark
John L. Morgan	Chairman and Chief Executive Officer
Stephen M. Briggs	President and Chief Operating Officer
Brett D. Heffes	Chief Financial Officer and Treasurer
Mark T. Hooley	Vice President and General Counsel

INTEREST IN SECURITIES OF ANALYSTS INTERNATIONAL CORPORATION
OF OFFICERS AND DIRECTORS OF WINMARK CORPORATION

Name	Number of Shares of Common Stock(1)	Percent(2)
John L. Morgan	700,611	2.90%
Stephen M. Briggs	0	—
William D. Dunlap	0	—
Jenele C. Grassle	0	—
Kirk A. MacKenzie	75,000.31%
Paul C. Reyelts	0	—
Mark L. Wilson	0	—
Brett D. Heffes	0	—
Mark T. Hooley	0	—

(1)  Each shareholder exercises sole voting and dispositive power over the shares noted and no shareholder has any rights to acquire additional securities within 60 days of the filing of this Schedule 13D.  Does not include 196,770 shares of Common Stock held by Winmark Corporation, or 153,397 shares of Common Stock held by Rush River over which Messrs. Morgan and MacKenzie have shared voting and dispositive power as described herein.

(2)  Based on 24,199,307 shares of the Issuer’s Common Stock outstanding as of April 28, 2003, as reported on the Issuer’s Form 10-Q for the period ended March 29, 2003.

RUSH RIVER GROUP, LLC MEMBERS

Name	Business Address	Principal Occupation
John L. Morgan	4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422-4837	Chairman and Chief Executive Officer of Winmark Corporation
Jack A. Norqual	10400 Viking Drive, Suite 160 Eden Prairie, MN 55344	Private Investor
Kirk A. MacKenzie	4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422-4837	Vice Chairman of Winmark Corporation, Private Investor and Member of Rush River Group, LLC

INTEREST IN COMMON STOCK OF ANALYSTS INTERNATIONAL CORPORATION
OF MEMBERSOF RUSH RIVER GROUP, LLC

Name	Number of Shares of Common Stock(1)	Percent(2)
John L. Morgan	700,611	2.90%
Jack A. Norqual	90,000.37%
Kirk A. MacKenzie	75,000.31%

(1)  Each shareholder exercises sole voting and dispositive power over the shares noted and no shareholder has any rights to acquire additional securities within 60 days of the filing of this Schedule 13D.  Does not include 196,770 shares of Common Stock held by Winmark Corporation over which Messrs. Morgan and MacKenzie have shared voting and dispositive power as described herein, and does not include 153,397 shares of Common Stock held by Rush River over which each of the members of Rush River have shared voting and dispositive power also as described herein.

(2)  Based on 24,199,307 shares of the Issuer’s Common Stock outstanding as of April 28, 2003, as reported on the Issuer’s Form 10Q for the period ended March 29, 2003.

APPENDIX A

Transactions by the Reporting Persons in Analysts International Corporation during the past 60 days.

Reporting Person	Date	Number of Shares Purchased	Price Per Share
Morgan
	06/26/2003	2900	$2.55
	06/26/2003	2800	$2.51
	06/26/2003	1500	$2.50
	06/26/2003	1200	$2.52
	06/26/2003	600	$2.55
	06/20/2003	6000	$2.25
	06/13/2003	7000	$2.16
	06/13/2003	1600	$2.16
	06/13/2003	700	$2.16
	06/13/2003	400	$2.13
	06/13/2003	300	$2.20
	05/21/2003	2000	$2.15
	05/21/2003	1800	$2.14
	05/21/2003	200	$2.14

Winmark
	07/01/2003	78	$2.45
	07/01/2003	200	$2.45
	07/01/2003	200	$2.45
	07/01/2003	300	$2.45
	07/01/2003	400	$2.45
	07/01/2003	600	$2.45
	07/01/2003	900	$2.45
	07/01/2003	1400	$2.45
	07/01/2003	200	$2.45
	07/01/2003	200	$2.45
	07/01/2003	300	$2.45
	07/01/2003	400	$2.45
	07/01/2003	600	$2.45
	07/01/2003	900	$2.45
	07/01/2003	1400	$2.45
	07/01/2003	4000	$2.48
	06/30/2003	100	$2.41
	06/30/2003	2500	$2.43
	06/30/2003	100	$2.40
	06/30/2003	1300	$2.41
	06/30/2003	700	$2.41
	06/26/2003	400	$2.35
	06/26/2003	100	$2.45
	06/26/2003	100	$2.35
	06/26/2003	4600	$2.50
	06/26/2003	200	$2.48
	06/26/2003	100	$2.48
	06/26/2003	3170	$2.43
	06/26/2003	400	$2.43
	06/26/2003	100	$2.43
	06/26/2003	100	$2.43
	06/26/2003	730	$2.43
	06/26/2003	9600	$2.25
	06/26/2003	400	$2.25
	06/26/2003	5000	$2.25
	06/26/2003	4800	$2.25
	06/26/2003	100	$2.25
	06/26/2003	1000	$2.25
	06/26/2003	100	$2.25
	06/26/2003	4000	$2.25
	06/26/2003	2436	$2.25
	06/26/2003	500	$2.24
	06/26/2003	500	$2.24
	06/25/2003	1800	$2.30
	06/25/2003	500	$2.29
	06/25/2003	600	$2.29
	06/25/2003	8900	$2.30
	06/25/2003	10000	$2.30
	06/25/2003	10000	$2.30
	06/20/2003	2200	$2.24
	06/20/2003	10000	$2.24
	06/20/2003	10000	$2.21
	06/17/2003	2556	$2.16

Reporting Person	Date	Number of Shares Purchased	Price Per Share
Winmark
	06/17/2003	8600	$2.16
	06/16/2003	1400	$2.16
	06/16/2003	10000	$2.16
	06/13/2003	400	$2.14
	06/13/2003	100	$2.15
	06/13/2003	200	$2.15
	06/13/2003	200	$2.15
	06/13/2003	300	$2.15
	06/13/2003	400	$2.15
	06/13/2003	600	$2.15
	06/13/2003	1000	$2.15
	06/13/2003	1500	$2.15
	06/13/2003	2200	$2.15
	06/13/2003	200	$2.15
	06/13/2003	200	$2.15
	06/13/2003	200	$2.15
	06/13/2003	300	$2.15
	06/13/2003	500	$2.15
	06/13/2003	800	$2.15
	06/13/2003	1100	$2.15
	06/13/2003	1700	$2.15
	06/13/2003	9600	$2.15
	06/11/2003	200	$2.10
	06/11/2003	100	$2.10
	06/11/2003	800	$2.10
	06/11/2003	200	$2.10
	06/11/2003	400	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	100	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	4500	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	800	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10

Reporting Person	Date	Number of Shares Purchased	Price Per Share
Winmark
	06/11/2003	400	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	100	$2.10
	06/11/2003	100	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	600	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	400	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	200	$2.10
	06/11/2003	5000	$2.10
	06/11/2003	5000	$2.10
	06/11/2003	200	$2.10
	06/11/2003	4800	$2.10
	06/11/2003	5000	$2.10